Putnam
Municipal
Opportunities
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-03


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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have read recent press coverage regarding investigations involving Putnam Investments. Last month all Putnam shareholders were sent a letter detailing the steps being taken by Putnam to address the issues raised by federal and state regulators. Since then, a number of remedial actions, some of which were discussed in last month's letter, are being instituted under the terms of an order from the Securities and Exchange Commission (SEC). These include stringent employee trading restrictions, enhanced compliance standards and systems, new redemption fees for certain fund shares held less than three months, and a process for making full monetary restitution for any losses to fund shareholders. This process will be directed by an independent third party approved by the SEC and by Putnam's Board of Trustees.

The Board is also continuing its own independent investigation of these issues and when complete a report will be issued detailing the additional steps being taken to make sure that nothing like this happens at Putnam again. We believe that the new senior management team at Putnam is fully committed to re-establishing the firm as a model for the highest ethical standards in the mutual fund industry. Our Board is committed to working with Putnam's management to ensure that everything possible is done to restore your full confidence in the Putnam organization.

In terms of Putnam Municipal Opportunities Trust's performance, we are pleased to report positive results for the six months ended October 31, 2003. In addition, your fund outperformed both its benchmark and its Lipper category average at net asset value. The details are shown on the facing page. In their report, your fund's managers cite the portfolio's small allocation to higher-yielding, lower-rated issues and defensive positioning as positive factors during the period. They also offer their views on prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 17, 2003


Report from Fund Management

Fund highlights

 * Putnam Municipal Opportunities Trust's total return for the six months ended October 31, 2003, was 3.50% at net asset value (NAV) and 5.82% at market price.

 * The fund's return at NAV was significantly ahead of the Lehman
   Municipal Bond Index, which returned 1.47% for the six-month period, in large part reflecting price recovery in the fund's airline-related industrial development bonds (IDBs).

 * These IDB holdings and the fund's duration strategies also helped it exceed (at NAV) the average for the Lipper Closed-End General Municipal Debt Funds (Leveraged) category, which was 2.68% for the period.

 * See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Improving economic numbers and an environment of relative optimism this spring made income-oriented investors more willing to accept the risks associated with lower-quality, high-yield bonds. Consequently, for the first time in many months, investment-grade and high-yield securities began to outperform Treasuries. Nonetheless, the past six months were volatile. The fund's positive results primarily reflect strong price appreciation from its airline-related industrial development bonds
(IDBs), as discussed on page 4.

Adjustments we made to the fund's duration -- a measure of interest-rate sensitivity -- also helped performance during the period. By shifting the portfolio into a shorter, more defensive duration, we were able to protect the portfolio's value early in the summer and again in October, when rising interest rates depressed bond prices.

FUND PROFILE

The fund seeks to provide high current income free from federal income tax, consistent with the preservation of capital, by investing in investment-grade and some below-investment-grade municipal bonds. The fund may be appropriate for investors seeking tax-free income and who are willing to accept a moderate degree of risk.

However, generally rising stock prices took center stage during the past six months, while lower tax rates reduced the attractiveness of tax-exempt securities. Investor attention became more focused on equities. We believe this may help explain the fact that returns at market price lagged the fund's results at net asset value, despite the overall demand for high-yield securities during the period.


Market overview

Municipal bond yields -- which move in the opposite direction of their prices -- were unusually volatile between May 1 and October 31, 2003. Concern about deflation led to falling yields and higher bond prices through mid June. After rising through August, yields receded again in September, on unfavorable housing and unemployment data. October's positive economic surprises sent yields back up. Overall, yields ended the semiannual period higher.

The spread, or difference between yields of 10-year municipal bonds and 10-year Treasuries, widened, with municipals yielding close to their long-term average of 85% of comparable Treasury yields at the end of October, after yielding nearly 100% of Treasury yields earlier in the year. Investor demand for higher-yielding municipals increased. As the economy improved, airline-related industrial development bonds outperformed other municipal bonds. California general obligation bonds were downgraded and underperformed as the state's budget crisis worsened. Tobacco settlement bonds outperformed following the Illinois Supreme Court's favorable ruling on one of the industry's ongoing litigation matters.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          1.47%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.57%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                            -0.19%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.61%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.62%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                16.81%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  16.74%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 10/31/03.
-------------------------------------------------------------------------------

Strategy overview

We shortened duration (a measure of a fund's sensitivity to changes in interest rates) in May because interest rates were at historically low levels and were more likely, in our opinion, to rise than to fall. This defensive strategy helped protect portfolio assets when rates rose sharply between mid June and the end of July. We resumed a neutral duration in August and September, as we believed rates were unlikely to rise further. In September, rates fell again, so we shortened duration somewhat. This was beneficial when rates rose in October. At the end of the period, the portfolio's duration remained slightly defensive.

We continued to diversify the fund's holdings, capitalizing on the opportunity afforded by strong demand for higher-yielding municipal bonds to take profits and reduce positions in some of the fund's lower-quality holdings, particularly airline-related industrial development bonds (IDBs).

Although we had previously reduced the fund's holdings in tobacco settlement bonds -- bonds secured by the income stream from tobacco companies' settlement obligations to the states -- Putnam's bond analyst for this sector has offered support for a more positive view of the industry. Recently, numerous court cases have been decided in the industry's favor and we believe these decisions have reduced, somewhat, the perceived risk of unfavorable rulings that could affect the stability of the bonds' income stream. Accordingly, the fund has purchased more tobacco settlement bonds, and brought the weighting to neutral (i.e., roughly the same percentage), in comparison to the fund's benchmark.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                        as of 4/30/03        as of 10/31/03

Health care                 18.5%                 19.9%

Utilities                   15.9%                 16.5%

Housing                      9.3%                  8.8%

Water and sewer              7.2%                  8.8%

Transportation               8.1%                  8.1%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


How fund holdings and sector allocations affected performance

Many of the fund's top performers during the period were airline-related industrial development bonds (IDBs). These municipal bonds are usually issued to finance local expansion by various businesses and are backed by revenues from the companies benefiting from the financing. As a result, IDB prices are affected by investor perceptions of the health of the backing company or of the industry group. Especially since the terrorist attacks of September 11, 2001, airline-backed IDBs (generally issued to finance airport facility expansion) have been negatively affected by declining air traffic, high fixed costs, and high-profile bankruptcies. As the prospects for economic recovery have improved, the airline market has strengthened and concerns about bankruptcies have diminished. The result has been a sharp price recovery for these bonds, and we used this opportunity to trim the fund's airline IDBs, including airport facility improvement bonds in Illinois, Kentucky, Minnesota and Texas for United Airlines, Delta Airlines, Northwest Airlines, and American Airlines, respectively. Since all of them have been in the portfolio for some time, none of the sales resulted in a profit based on their acquisition cost, but the fund was able to sell on strength rather than in distress.

The airline business is one of many industries that have been recovering with the economy. One of the fund's larger holdings, Pocahontas Parkway Association Toll Road Revenue Bonds, rose in value as traffic (and tolls) picked up. We purchased $1.5 million of these bonds when they were issued in 2000, with a coupon of 5.5% and a maturity date in 2028. The Pocahontas Parkway, which opened in October of 2002, provides improved access to the Richmond International Airport and includes the only bridge crossing the James River for 15 miles. The price of the bonds fell as traffic fell short of projections and investors became concerned about the issuer's ability to service debt. However, road traffic has picked up in the past six months and tolls are closing in on projected levels. Although traffic will need to increase further in order to support the bond payments, and the bonds are still trading at a discount, the outlook for the project has improved and we are cautiously optimistic.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (46.9%)

Aa/AA (5.7%)

A (17.4%)

Baa/BBB (18.3%)

Ba/BB (5.6%)

B (2.8%)

VMIG1/A-1+ (2.7%)

Other (0.6%)

Footnote reads:
As a percentage of market value as of 10/31/03. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

As part of our efforts to maintain broad diversification, we recently added some tobacco settlement bonds after a series of favorable court rulings made this sector more attractive again. These bonds are issued by municipalities and secured by settlements from class-action lawsuits against the tobacco industry. The fund had a modest exposure to tobacco bonds last year, reflecting our concern about possible weakness in tobacco companies' revenues. We trimmed the fund's holdings in March, when several court cases threatened to go against the tobacco companies, but a series of recent rulings have been more favorable. Since these bonds have attractive coupons and provide a sector diversification that is part of our overall strategy, we recently added $2.6 million in Badger Tobacco Asset Securitization bonds issued in Wisconsin. They have a coupon of 7%, mature in 2028, and are rated Baa2 by Moody's.

Also as part of our diversification program, in the past six months we have been trimming some of the largest positions, while capitalizing on increased demand for higher-yielding municipal bonds. For example, the fund had a $4 million position in Johnson City, Tennessee Health and Educational Facilities for Mountain States Health, the primary hospital system in Tennessee. The bonds were issued with a coupon of 7.5%, mature in 2033, and are rated Baa2 by Moody's. We trimmed back on this large holding and used the proceeds to diversify into comparable issues in other states. Specifically, we purchased $1.25 million in bonds issued by South Carolina Economic Development Authority Hospital Facilities for Palmetto Health Alliance. Palmetto has a capable management team and a dominant market share in Columbia, South Carolina and the surrounding region. The new bonds will refund Palmetto's existing bond debt and fund construction of a 123-bed heart hospital. The securities we purchased have a coupon of 6%, mature in 2020, and are rated Baa2 by Moody's.

Although the past several months have been positive for the bond market as a whole -- especially higher-yielding municipal bonds -- not everything has gone up. One example is Atlas Boston Tax Exempt Revenue Bonds, a tax-exempt collateralized mortgage obligation (CMO). CMOs are mortgage-backed securities composed of several classes of bonds, each with its own risk characteristics and maturity, all backed by the same mortgage collateral. In 1999, we bought the Atlas Boston bonds, which had a coupon of 6.65% and a maturity date in 2035. The proceeds were supposed to be spread over a wide variety of projects, but only two multi-family housing projects were funded. Both projects had physical problems requiring extensive repairs, and these resulted in cash-flow shortages that prevented the issuer from being able to service its debt. Over the past 12 months, we have sold approximately two thirds of the original position, and we are currently negotiating the sale of the remaining bonds.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. Members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued volatility in the coming six months, and we believe the Federal Reserve Board will hold the federal funds rate steady at 1%. Our 12- to 18-month outlook is less certain. If economic policy succeeds, we may experience a classic bear market for bonds that may push yields higher. However, it is also possible that the economy may not respond satisfactorily to fiscal and monetary policy, and the yield on 10-year Treasuries could fall. Given this degree of uncertainty, we have, at this time, positioned the fund's duration somewhat defensively, and we believe rates may rise in the short term. Currently, we no longer see much opportunity to capitalize on yield spreads between municipal bonds and Treasuries, as the relationship between them is now near the long-term average. We expect that the credit quality of general obligation municipal bonds will remain under pressure, because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further. As a result, we may see more opportunity for potential gain in this area. In keeping with the fund's objective, we will continue to monitor market conditions as we pursue a high level of tax-free income and manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended October 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.


-------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/03
-------------------------------------------------------------------------
                                                             Lipper
                                                           Closed-End
                                                             General
                                                Lehman      Municipal
                                               Municipal   Debt Funds
                                     Market      Bond      (Leveraged)
                            NAV       price     Index   category average*
-------------------------------------------------------------------------
6 months                   3.50%      5.82%      1.47%        2.68%
-------------------------------------------------------------------------
1 year                     9.50      12.96       5.12         8.08
-------------------------------------------------------------------------
5 years                   29.06      17.42      31.08        31.12
Annual average             5.24       3.26       5.56         5.56
-------------------------------------------------------------------------
10 years                  79.18      80.35      78.34        78.21
Annual average             6.01       6.07       5.96         5.94
-------------------------------------------------------------------------
Annual average
Life of fund
(since 5/28/93)            6.37       5.55       6.24         6.34
-------------------------------------------------------------------------

  Performance does not reflect taxes on reinvested distributions.

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 10/31/03, there were 64, 62, 48, and 45 funds, respectively, in this Lipper category.


-------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------
                           NAV                    Market price
-------------------------------------------------------------------------
6 months                   5.36%                    10.22%
-------------------------------------------------------------------------
1 year                     6.42                      6.32
-------------------------------------------------------------------------
5 years                   28.71                     21.56
Annual average             5.18                      3.98
-------------------------------------------------------------------------
10 years                  80.06                     83.03
Annual average             6.06                      6.23
-------------------------------------------------------------------------
Annual average
Life of fund (since
5/28/93)                   6.46                      5.69
-------------------------------------------------------------------------


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PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------
Putnam Municipal Opportunities Trust
-------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------
Number                                       6
-------------------------------------------------------------------------
Income                                      $0.477
-------------------------------------------------------------------------
Capital gains 1                              --
-------------------------------------------------------------------------
Total                                       $0.477
-------------------------------------------------------------------------
Distributions from preferred    Series A      Series B       Series C
shares                        (800 shares) (1,620 shares) (1,620 shares)
-------------------------------------------------------------------------
Income                          $245.14      $117.70        $122.80
-------------------------------------------------------------------------
Capital gains 1                      --           --             --
-------------------------------------------------------------------------
Total                           $245.14      $117.70        $122.80
-------------------------------------------------------------------------
Share value (common shares)                    NAV         Market price
-------------------------------------------------------------------------
4/30/03                                      $12.98          $12.48
-------------------------------------------------------------------------
10/31/03                                      12.95           12.73
-------------------------------------------------------------------------
Current return (common shares, end of period)
-------------------------------------------------------------------------
Current dividend rate 2                       7.37%           7.49%
-------------------------------------------------------------------------
Taxable equivalent 3                         11.34           11.52
-------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 35% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
October 31, 2003 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FHA Insd.             Federal Housing Administration Insured
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
IF COP                Inverse Floating Rate Certificate of Participation
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (100.0%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (3.4%)
-------------------------------------------------------------------------------
    $1,500,000 Butler, Indl. Dev. Board Rev. Bonds
               (Solid Waste Disp. James River
               Corp.), 8s, 9/1/28                    BB+             $1,505,625
               Jefferson Cnty., Swr. Rev. Bonds
     7,000,000 Ser. D, FGIC, 5 3/4s, 2/1/27          Aaa              7,901,250
     1,175,000 (Cap. Impt.), Ser. A, FGIC, 5s,
               2/1/41 (U.S. Govt. Coll.)             Aaa              1,318,938
       325,000 (Cap. Impt.), Ser. A, FGIC, 5s,
               2/1/41                                Aaa                364,813
                                                                 --------------
                                                                     11,090,626

Arizona (3.3%)
-------------------------------------------------------------------------------
       750,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds (John C. Lincoln Hlth.
               Network), 6 3/8s, 12/1/37             BBB                766,875
       950,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P               978,500
       490,000 Cochise Cnty., Indl. Dev. Auth.
               Rev. Bonds (Sierra Vista Cmnty.
               Hosp.), Ser. A, 6 3/4s, 12/1/26       BB+/P              496,738
               Mesa, Util. Syst. Rev. Bonds, FGIC
     4,000,000 5 1/4s, 7/1/16                        Aaa              4,520,000
     1,530,000 5 1/4s, 7/1/15                        Aaa              1,725,075
     2,300,000 Scottsdale, Indl. Dev. Auth.
               Rev. Bonds (Westminster Village),
               7 7/8s, 6/1/09                        BB-/P            2,409,250
                                                                 --------------
                                                                     10,896,438

Arkansas (1.4%)
-------------------------------------------------------------------------------
     3,300,000 AR Dev. Fin. Auth. Rev. Bonds,
               Ser. D, GNMA/FNMA Coll., 3s, 1/1/24   AAA              3,341,250
     1,000,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds, 7 5/8s, 2/1/27            BB/P             1,087,500
                                                                 --------------
                                                                      4,428,750

California (10.4%)
-------------------------------------------------------------------------------
     2,000,000 CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A, 6s, 5/1/15        A3               2,235,000
     2,000,000 CA State Dept. of Wtr. Resources
               Pwr. Supply Pwr. Supply Rev. Bonds,
               Ser. A, AMBAC, 5 1/2s, 5/1/16         Aaa              2,195,000
     1,750,000 CA Statewide Cmnty. Dev. Auth. COP
               (The  Internext Group), 5 3/8s,
               4/1/30                                BBB-             1,610,000
     4,000,000 Chula Vista COP, MBIA, 5s, 8/1/32     Aaa              4,025,000
     1,475,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park), 8s, 11/1/25                    B/P              1,209,500
     3,000,000 Metropolitan Wtr. Dist. IFB
               (Southern CA Waterworks), 10.242s,
               8/10/18                               Aa2              3,971,250
     5,000,000 San Bernardino Cnty., COP (Med. Ctr.
               Fin.), Ser. A, MBIA, 6 1/2s, 8/1/17   Aaa              6,193,750
               San Diego Cnty., IF COP, AMBAC
     3,000,000 10.02s, 9/1/12                        Aaa              3,881,250
     3,000,000 9.77s, 9/1/07                         Aaa              3,798,750
     2,500,000 San Jose, Redev. Agcy. Tax Alloc.
               Bonds (Merged Area Redev. Project),
               MBIA, 5s, 8/1/32                      Aaa              2,512,500
     3,000,000 Santa Rosa, Waste Wtr. Rev. Bonds
               (Cap. Appn.), Ser. B, AMBAC, zero %,
               9/1/23                                AAA              1,050,000
       830,000 Sunnyvale, Cmnty. Fac. Dist. Special
               Tax Rev. Bonds, 7.65s, 8/1/21         BB-/P              823,775
                                                                 --------------
                                                                     33,505,775

Colorado (3.7%)
-------------------------------------------------------------------------------
     7,700,000 CO Pub. Hwy. Auth. Rev. Bonds, MBIA,
               zero %, 9/1/33                        Aaa              1,482,250
    10,000,000 Denver, City & Cnty. Arpt.
               Rev. Bonds, Ser. A, MBIA, 5.7s,
               11/15/25                              Aaa             10,550,000
                                                                 --------------
                                                                     12,032,250

District of Columbia (4.4%)
-------------------------------------------------------------------------------
    12,450,000 DC G.O. Bonds, Ser. A, 6s, 6/1/26     A-              14,426,438

Florida (2.1%)
-------------------------------------------------------------------------------
     1,750,000 Escambia Cnty., Poll. Control
               Rev. Bonds (Champion Intl. Corp.),
               6.9s, 8/1/22                          Baa2             1,823,973
     1,000,000 Lee Cnty., Indl. Dev. Auth.
               Rev. Bonds (Alliance Cmnty.
               Project), Ser. C, 5 1/2s, 11/15/29    BBB-               928,750
       600,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.8s, 11/15/31                BB                 589,500
     3,000,000 Tampa Bay Wtr. Util. Syst.
               Rev. Bonds, FGIC, 6s, 10/1/29         Aaa              3,536,250

                                                                 --------------
                                                                      6,878,473

Georgia (3.8%)
-------------------------------------------------------------------------------
     3,000,000 Atlanta, Arpt. Rev. Bonds, Ser. B,
               FGIC, 5 5/8s, 1/1/30                  Aaa              3,135,000
     2,800,000 Atlanta, Waste Wtr. VRDN, Ser. C,
               FSA, 1.15s, 11/1/41                   VMIG1            2,800,000
     1,500,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 1/1/32                   A2               1,576,875
     1,400,000 Effingham Cnty., Indl. Dev. Auth.
               Rev. Bonds (Pacific Corp.), 6 1/2s,
               6/1/31                                Ba3              1,314,250
     2,000,000 GA Loc. Govt. COP (Grantor Trust),
               Ser. A, MBIA, 4 3/4s, 6/1/28          Aaa              1,980,000
     1,500,000 Savannah, Econ. Dev. Auth. Poll.
               Control Rev. Bonds (Intl. Paper
               Co.), Ser. A, 5.1s, 8/1/14            Baa2             1,543,125

                                                                 --------------
                                                                     12,349,250

Hawaii (0.5%)
-------------------------------------------------------------------------------
     1,710,000 HI State Hsg. Fin. & Dev. Corp.
               Rev. Bonds, Ser. A, FNMA Coll.,
               5 3/4s, 7/1/30                        Aaa              1,752,750

Illinois (7.8%)
-------------------------------------------------------------------------------
     5,000,000 Chicago, Pub. Bldg. Comm. Rev. Bonds
               (School Reform Project), FGIC,
               5 1/4s, 12/1/15                       Aaa              5,606,250
     5,900,000 IL Hlth. Fac. Auth. VRDN (Bromenn
               Hlth. care), 1.15s, 8/15/32           A-1+             5,900,000
    10,000,000 IL Hsg. Dev. Auth. Multi-Fam. Hsg.
               Rev. Bonds, Ser. 91-A, 8 1/4s,
               7/1/16                                A1              10,044,400
     3,000,000 Metropolitan Pier & Exposition Auth.
               Rev. Bonds (McCormick Place
               Convention), 7s, 7/1/26               Aaa              3,888,750
                                                                 --------------
                                                                     25,439,400

Indiana (2.3%)
-------------------------------------------------------------------------------
     4,150,000 IN State Dev. Fin. Auth. Env. Impt.
               Rev. Bonds (USX Corp.), 5.6s,
               12/1/32                               Baa1             4,051,438
     2,000,000 Indianapolis, Arpt. Auth. Special
               Fac. Rev. Bonds (Federal Express
               Corp.), 7.1s, 1/15/17                 Baa2             2,101,900
     1,300,000 Rockport, Poll. Control Mandatory
               Put Bonds (Indiana Michigan Pwr.
               Co.), Ser. C, 2 5/8s, 4/1/25          BBB              1,291,875
                                                                 --------------
                                                                      7,445,213

Iowa (0.2%)
-------------------------------------------------------------------------------
       650,000 Tobacco Settlement Auth. of IA
               Rev. Bonds, Ser. B, 5.6s, 6/1/35      Baa2               501,313

Kentucky (0.4%)
-------------------------------------------------------------------------------
     1,300,000 Kenton Cnty., Arpt. Board Rev. Bonds
               (Special  Fac. -- Delta Airlines,
               Inc.), Ser. B, 7 1/4s, 2/1/22         B                1,277,250

Louisiana (1.2%)
-------------------------------------------------------------------------------
     2,000,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (St. James Place),
               Ser. A, 8s, 11/1/19                   B-/P             1,862,500
     2,000,000 Port of New Orleans, Indl. Dev.
               Rev. Bonds (Continental Grain Co.),
               7 1/2s, 7/1/13                        BB-              2,042,500
                                                                 --------------
                                                                      3,905,000

Maine (0.2%)
-------------------------------------------------------------------------------
       600,000 Rumford, Solid Waste Disp.
               Rev. Bonds (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba2                600,000

Maryland (1.5%)
-------------------------------------------------------------------------------
     4,770,000 MD Cmnty. Dev. Admin. Multi-Fam.
               Hsg. Rev. Bonds, Ser. E, GNMA Coll.,
               FHA Insd., 6.85s, 5/15/25             Aa2              4,883,288

Massachusetts (5.7%)
-------------------------------------------------------------------------------
     1,300,000 Atlas Boston Tax Exempt Rev. Bonds,
               Ser. 1, 6.65s, 1/1/35 (In default)
               (NON)                                 D/P                715,000
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     2,570,000 (Rehab. Hosp. Cape & Islands),
               Ser. A, 7 7/8s, 8/15/24               AAA/P            2,753,678
     1,875,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                Baa2             1,928,906
     1,300,000 (Berkshire Hlth. Syst.), Ser. E,
               6 1/4s, 10/1/31                       BBB+             1,322,750
     1,800,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-               1,845,000
     7,535,000 MA State Hsg. Fin. Agcy. Rev. Bonds,
               Ser. 53, MBIA, 6.15s, 12/1/29         Aaa              7,798,725
     1,000,000 MA State Indl. Fin. Agcy. Rev. Bonds
               (1st Mtge. Brookhaven), Ser. A, 7s,
               1/1/15                                BBB/P            1,030,000
     1,000,000 MA State Wtr. Resource Auth.
               Rev. Bonds, Ser. J, FSA, 5 1/2s,
               8/1/20                                Aaa              1,125,000
                                                                 --------------
                                                                     18,519,059

Michigan (2.4%)
-------------------------------------------------------------------------------
     4,500,000 Detroit, G.O. Bonds, Ser. A, FGIC,
               5s, 7/1/30                            Aaa              4,533,750
       500,000 MI Higher Ed. Fac. Auth.
               Rev. Bonds (Kalamazoo College),
               5 1/2s, 12/1/18                       A1                 526,875
     1,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               1,013,750
     1,650,000 MI State Strategic Fund, Ltd.
               Rev. Bonds (Worthington Armstrong
               Venture), 5 3/4s, 10/1/22             AAA/P            1,841,813
                                                                 --------------
                                                                      7,916,188

Minnesota (1.0%)
-------------------------------------------------------------------------------
     1,860,000 Minneapolis & St. Paul, Metropolitan
               Arpt. Comm. Special Fac. Rev. Bonds
               (Northwest Airlines, Inc.), Ser. A,
               7s, 4/1/25                            B+/P             1,692,600
     1,500,000 Southern MN Muni. Pwr. Agcy. Syst.
               Rev. Bonds, Ser. A, AMBAC, 5 1/4s,
               1/1/16                                Aaa              1,676,250
                                                                 --------------
                                                                      3,368,850

Mississippi (1.2%)
-------------------------------------------------------------------------------
     1,350,000 Clairborne Cnty., Poll. Control
               Rev. Bonds (Syst. Energy Resources,
               Inc.), 7.3s, 5/1/25                   BBB-             1,365,026
     1,000,000 Mississippi Bus. Fin. Corp. Poll.
               Control Rev. Bonds (Syst. Energy
               Resources, Inc.), 5.9s, 5/1/22        BBB-             1,000,000
     1,580,000 Mississippi Bus. Fin. Corp.
               Rev. Bonds (Syst. Energy Resources,
               Inc.), 5 7/8s, 4/1/22                 BBB-             1,580,000
                                                                 --------------
                                                                      3,945,026

Missouri (1.3%)
-------------------------------------------------------------------------------
     1,750,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/16                A                1,828,750
     2,500,000 MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Washington U.), Ser. A,
               5s, 2/15/33                           Aa1              2,518,750
                                                                 --------------
                                                                      4,347,500

Montana (0.6%)
-------------------------------------------------------------------------------
     1,075,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               10/1/32                               Aaa              1,170,406
       750,000 MT State Board Inv. Exempt Fac.
               Rev. Bonds (Still Water Mining
               Project), 8s, 7/1/20                  Ba3                716,250
                                                                 --------------
                                                                      1,886,656

Nevada (2.1%)
-------------------------------------------------------------------------------
     3,505,000 Clark Cnty., G.O. Bonds (Pk. & Regl.
               Justice Ctr.), FGIC, 5 5/8s, 11/1/19  Aaa              3,851,119
     3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
               (Southwest Gas Corp.), Ser. A,
               6 1/2s, 12/1/33                       Baa2             3,026,250
                                                                 --------------
                                                                      6,877,369

New Hampshire (1.1%)
-------------------------------------------------------------------------------
               NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds
     2,450,000 (Riverwoods at Exeter), Ser. A,
               6 1/2s, 3/1/23                        BB/P             2,428,563
     1,250,000 (NH College), 6 3/8s, 1/1/27          BBB-             1,287,500
                                                                 --------------
                                                                      3,716,063

New Jersey (4.5%)
-------------------------------------------------------------------------------
     1,590,000 NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds (Raritan Bay Med. Ctr.),
               7 1/4s, 7/1/14                        BB+/P            1,638,924
       500,000 NJ State Ed. Fac. Auth. Rev. Bonds
               (Stevens Inst. of Tech.), Ser. C,
               5 1/8s, 7/1/22                        A-                 499,375
    10,000,000 Salem Cnty., Indl. Poll Ctrl. Fin.
               Auth. Rev. Bonds, 11.798s, 10/1/29
               (acquired 10/28/94, cost $9,750,000)
               (RES)                                 Aaa             11,318,200
     1,150,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 3/4s, 6/1/39            Baa2             1,049,375
                                                                 --------------
                                                                     14,505,874

New York (3.1%)
-------------------------------------------------------------------------------
     1,000,000 Buffalo, G.O. Bonds, Ser. D, FGIC,
               5 1/2s, 12/15/13                      Aaa              1,127,500
     3,000,000 NY City, G.O. Bonds, Ser. C, 5 1/4s,
               8/1/11                                A2               3,262,500
     1,000,000 NY City, Transitional Fin. Auth.
               Rev. Bonds (Future Tax), AMBAC,
               5 1/4s, 8/1/15                        Aaa              1,087,500
     2,000,000 NY State Dorm. Auth. Rev. Bonds
               (State Personal Income Tax), Ser. A,
               5 1/2s, 3/15/13                       AA               2,255,000
     2,500,000 Triborough Bridge & Tunnel Auth.
               Rev. Bonds, Ser. A, 5s, 1/1/32        Aa3              2,506,250
                                                                 --------------
                                                                     10,238,750

North Carolina (0.7%)
-------------------------------------------------------------------------------
     2,000,000 NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds, Ser. B, MBIA, 6s, 1/1/22  Aaa              2,372,500

Ohio (1.4%)
-------------------------------------------------------------------------------
     1,270,000 Erie Cnty., Ohio Hosp. Fac.
               Rev. Bonds (Firelands Regl. Med.
               Ctr.), 5 5/8s, 8/15/32                A2               1,285,875
     1,000,000 Montgomery Cnty., Hosp. Rev. Bonds
               (Kettering Med. Ctr.), 6 3/4s,
               4/1/22                                Baa1             1,056,250
     2,165,000 Rickenbacker, Port Auth. Rev. Bonds
               (OASBO Expanded Asset Pooled),
               Ser. A, 5 3/8s, 1/1/32                A2               2,267,838
                                                                 --------------
                                                                      4,609,963

Oklahoma (0.6%)
-------------------------------------------------------------------------------
               OK Dev. Fin. Auth. Rev. Bonds
     1,300,000 (Continuing Care Retirement),
               Ser. A, 8s, 2/1/32                    B/P              1,330,875
     1,000,000 (Hillcrest Hlth. Care), Ser. A,
               5 5/8s, 8/15/29                       B1                 686,250
                                                                 --------------
                                                                      2,017,125

Pennsylvania (8.2%)
-------------------------------------------------------------------------------
     3,000,000 Allegheny Cnty., G.O. Bonds,
               Ser. C-56, FSA,  5s, 10/1/15          Aaa              3,303,750
     5,000,000 Allegheny Cnty., Hosp. Dev. Auth.
               Rev. Bonds (Pittsburgh Mercy Hlth.
               Syst. ), AMBAC,  5 5/8s, 8/15/26      Aaa              5,393,750
       965,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-             1,037,375
     1,000,000 Delaware Cnty., Hosp. Auth. G.O.
               Bonds (Crozer-Chester Med. Ctr.),
               6 1/4s, 12/15/31                      Baa2               985,000
     4,000,000 Delaware Valley, Regl. Fin. Auth.
               Rev. Bonds, Ser. A, AMBAC, 5 1/2s,
               8/1/28                                Aaa              4,395,000
     1,500,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds (Gen. Hosp.), 5 1/2s,
               3/15/26                               A-               1,486,875
     1,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network), Ser. A, 5 1/4s,
               7/1/32                                A2                 962,500
     1,000,000 PA Econ. Dev. Fin. Auth. Resource
               Recvy. Rev. Bonds (Colver Project),
               Ser. D, 7.15s, 12/1/18                BBB-             1,033,220
     3,000,000 PA Econ. Dev. Fin. Auth. Wastewtr.
               Treatment Rev. Bonds (Sun Co.,
               Inc.), Ser. A, 7.6s, 12/1/24          Baa2             3,216,870
     3,000,000 PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds (Colver),
               Ser. E, 8.05s, 12/1/15                BBB-/P           3,122,310
     1,450,000 Sayre, Hlth. Care Fac. Auth.
               Rev. Bonds (Guthrie Hlth.), Ser. A,
               5 7/8s, 12/1/31                       A-               1,484,438
                                                                 --------------
                                                                     26,421,088

South Carolina (2.7%)
-------------------------------------------------------------------------------
     1,250,000 SC Jobs Econ. Dev. Auth.
               Rev. Bonds (Palmetto Hlth.), Ser. C,
               6s, 8/1/20                            Baa2             1,270,313
     3,000,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/30   Baa2             2,598,750
     4,500,000 Spartanburg Cnty., Solid Waste Disp.
               Rev. Bonds (BMW Project), 7.55s,
               11/1/24                               A1               4,820,895
                                                                 --------------
                                                                      8,689,958

Tennessee (0.9%)
-------------------------------------------------------------------------------
     2,750,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/33                                Baa2             2,987,181

Texas (9.3%)
-------------------------------------------------------------------------------
     2,000,000 Alliance, Arpt. Auth. Rev. Bonds
               (American Airlines, Inc.), 7 1/2s,
               12/1/29                               Caa2             1,420,000
    12,000,000 Bexar Cnty., Hlth. Fac. Dev. Corp.
               Rev. Bonds (St. Luke's Hlth. Syst.),
               FSA, 6.1s, 11/15/23                   Aaa             13,155,000
     1,000,000 Comal Cnty. Hlth. Fac. Dev. Corp.
               Rev. Bonds (Hlth. Care Syst. --
               McKenna Memorial Project), Ser. A,
               6 1/4s, 2/1/32                        Baa2             1,002,500
     2,000,000 Hays, Cons. Indpt. School Dist. G.O.
               Bonds, PSFG, 5 1/2s, 8/15/10          Aaa              2,285,000
     3,000,000 Lower Neches Valley Indl. Dev. Swr.
               Auth. Rev. Bonds (Mobil Oil Refining
               Corp.), 6.4s, 3/1/30                  Aaa              3,123,750
     2,000,000 San Antonio Wtr. Rev. Bonds, Ser. A,
               FSA, 5s, 5/15/32                      Aaa              2,005,000
     5,000,000 Titus Cnty. Fresh Wtr. Supply Dist.
               No. 1 Poll. Rev. Bonds.
               (Southwestern Elec.Pwr. Co.),
               Ser. A, 8.2s, 8/1/11                  Baa1             5,070,250
     2,000,000 Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.), 6s, 7/1/29     Baa2             2,015,000
                                                                 --------------
                                                                     30,076,500

Utah (0.3%)
-------------------------------------------------------------------------------
     1,000,000 Salt Lake City, Hosp. IFB (IHC Hosp.
               Inc.), AMBAC, 12.354s, 5/15/20
               (acquired 6/6/97, cost $1,168,906)
               (RES)                                 Aaa              1,005,000

Virginia (1.3%)
-------------------------------------------------------------------------------
       500,000 Fredericksburg, Indl. Dev. Auth.
               Rev. Bonds (Medicorp Hlth. Syst.),
               Ser. B, 5 1/8s, 6/15/33               A3                 485,000
     1,500,000 Pocahontas Parkway Assn. Toll Rd.
               Rev. Bonds, Ser. A, 5 1/2s, 8/15/28   BB               1,164,375
     2,500,000 VA College Bldg. Auth. Rev. Bonds
               (Washington  and Lee U.), MBIA,
               5 1/4s, 1/1/26                        AAA              2,687,500
                                                                 --------------
                                                                      4,336,875

Washington (2.4%)
-------------------------------------------------------------------------------
     4,000,000 Chelan Cnty. Dev. Corp. Rev. Bonds
               (Poll. Control-Alcoa), 5.85s,
               12/1/31                               A2               4,140,000
     2,250,000 King Cnty., G.O. Bonds, Ser. C,
               6 1/4s, 1/1/32                        Aa1              2,525,625
     1,300,000 Tobacco Settlement Auth. of WA
               Rev. Bonds,  6 1/2s, 6/1/26           Baa2             1,192,750
                                                                 --------------
                                                                      7,858,375

West Virginia (0.4%)
-------------------------------------------------------------------------------
     2,000,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      Ba3              1,445,000

Wisconsin (2.2%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     2,600,000 7s, 6/1/28                            Baa2             2,470,000
     2,500,000 6 3/8s, 6/1/32                        Baa2             2,171,875
     2,400,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2               2,454,000
                                                                 --------------
                                                                      7,095,875

-------------------------------------------------------------------------------
               Total Investments (cost $316,975,747)               $325,648,989
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2003 was $12,323,200 or 3.8% of portfolio market value.

      The rates shown on VRDN and mandatory put bonds are the current interest rates shown at October 31, 2003.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at October 31, 2003.

      The fund had the following industry group concentrations greater than 10% at October 31, 2003
      (as a percentage of portfolio market value):

         Health care            19.9%
         Utilities               16.5

      The fund had the following insurance concentrations greater than 10% at October 31, 2003
      (as a percentage of portfolio market value):

         MBIA                   12.1%
         FGIC                    11.6

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
October 31, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$316,975,747) (Note 1)                                           $325,648,989
-------------------------------------------------------------------------------
Cash                                                                  321,448
-------------------------------------------------------------------------------
Interest and other receivables                                      6,067,964
-------------------------------------------------------------------------------
Receivable for securities sold                                        210,650
-------------------------------------------------------------------------------
Total assets                                                      332,249,051

Liabilities
-------------------------------------------------------------------------------
Distributions payable to common shareholders                        1,284,400
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                 18,761
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          550,142
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             30,836
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 27,248
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              526
-------------------------------------------------------------------------------
Other accrued expenses                                                119,798
-------------------------------------------------------------------------------
Total liabilities                                                   2,031,711
-------------------------------------------------------------------------------
Series A remarketed preferred shares: (800 shares authorized
and issued at $50,000 per share (Note 4)                           40,000,000
-------------------------------------------------------------------------------
Series B and C remarketed preferred shares: (3,240 shares
authorized and issued at $25,000 per share (Note 4)                81,000,000
-------------------------------------------------------------------------------
Net assets                                                       $209,217,340

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                        $223,156,275
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,505,167
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (24,117,344)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          8,673,242
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $209,217,340

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($209,217,340 divided by
16,157,092 shares)                                                     $12.95
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended October 31, 2003 (Unaudited)

Interest income:                                                   $9,530,150
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,102,168
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        109,092
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              5,773
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        3,167
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                172,722
-------------------------------------------------------------------------------
Other                                                                 108,013
-------------------------------------------------------------------------------
Total expenses                                                      1,500,935
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (11,881)
-------------------------------------------------------------------------------
Net expenses                                                        1,489,054
-------------------------------------------------------------------------------
Net investment income                                               8,041,096
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (6,042,897)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period        5,814,555
-------------------------------------------------------------------------------
Net loss on investments                                              (228,342)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $7,812,754
-------------------------------------------------------------------------------

Distributions to Series A, B, and C remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                               (585,724)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                                  $7,227,030
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                  October 31         April 30
Decrease in net assets                                  2003*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $8,041,096      $17,642,636
-------------------------------------------------------------------------------
Net realized loss on investments                  (6,042,897)      (3,462,398)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments         5,814,555        1,777,603
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                         7,812,754       15,957,841

Distributions to Series A, B, and C remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                              (585,724)      (1,569,492)
-------------------------------------------------------------------------------
From ordinary income                                      --             (231)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations applicable to common shareholders       7,227,030       14,388,118

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (7,706,582)     (14,767,169)
-------------------------------------------------------------------------------
From ordinary income                                      --           (4,847)
-------------------------------------------------------------------------------
Total decrease in net assets                        (479,552)        (383,898)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              209,696,892      210,080,790
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $1,505,167 and
$1,756,377, respectively)                       $209,217,340     $209,696,892
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of period                                     16,157,092       16,157,092
-------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                            4,040            4,040
-------------------------------------------------------------------------------
* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

                                        Six months
                                           ended
                                         October 31
Per-share                               (Unaudited)                                 Year ended April 30
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                           $12.98          $13.00          $13.00          $12.51          $14.11          $14.05
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .50            1.09            1.16            1.15            1.18            1.19
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.01)           (.10)           (.10)            .56           (1.59)            .03
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .49             .99            1.06            1.71            (.41)           1.22
---------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.04)           (.10)           (.15)           (.31)           (.28)           (.25)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
operations applicable to
common shareholders                          .45             .89             .91            1.40            (.69)            .97
---------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.48)           (.91)           (.91)           (.91)           (.91)           (.91)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions:                        (.48)           (.91)           (.91)           (.91)           (.91)           (.91)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                           $12.95          $12.98          $13.00          $13.00          $12.51          $14.11
---------------------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                          $12.730         $12.480         $12.500         $13.590         $11.625         $14.750
---------------------------------------------------------------------------------------------------------------------------------
Total return at market price (%)
(common shares) (b)                         5.82*           7.35           (1.57)          25.32          (15.25)          13.57
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares)
(in thousands)                          $209,217        $209,697        $210,081        $210,097        $202,063        $228,031
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                 .71*           1.41            1.43            1.44            1.46            1.42
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                3.54*           7.65            7.63            6.50            6.93            6.58
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     12.41*          12.30           20.84           14.59           13.84           10.18
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
October 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Municipal Opportunities Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax and consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal bonds that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2003, the fund had a capital loss carryover of $14,831,099 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------------------------
    $4,581,245    April 30, 2004
       126,586    April 30, 2007
     2,788,662    April 30, 2008
     1,503,027    April 30, 2009
     2,243,569    April 30, 2010
     3,588,010    April 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2004 approximately $2,849,439 of losses recognized during the period November 1, 2002 to April 30, 2003.

The aggregate identified cost on a tax basis is $316,975,642, resulting in gross unrealized appreciation and depreciation of $15,987,529 and $7,314,182, respectively, or net unrealized appreciation of $8,673,347.

D) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and a 7-day period for Series B and Series C. The applicable dividend rate for the remarketed preferred shares on October 31, 2003 was Series A 0.90%, Series B 0.89%, and Series C 0.90%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

E) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on 0.65% of the fund's average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.65% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended October 31, 2003, the fund's expenses were reduced by $11,881 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $687 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $39,521,187 and $45,947,157, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Preferred shares

The Series A, B and C shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000, $25,000 and $25,000, respectively per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2003, no such restrictions have been placed on the fund.

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals no longer have investment responsibilities with Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading.



Results of October 7, 2003 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 2003. At the meeting, each of the nominees for Trustees was elected, as follows:

                                           Common shares
                                                         Votes
                                     Votes for          withheld
------------------------------------------------------------------
Jameson Adkins Baxter               14,448,177           338,766
Charles B. Curtis                   14,449,043           337,900
Ronald J. Jackson                   14,451,330           335,613
Paul L. Joskow                      14,435,117           351,826
Elizabeth T. Kennan                 14,446,356           340,587
Lawrence J. Lasser*                 14,448,441           338,501
John H. Mullin III                  14,451,302           335,641
George Putnam, III                  14,447,699           339,244
A.J.C. Smith                        14,439,604           347,339
W. Thomas Stephens                  14,447,244           339,699
W. Nicholas Thorndike               14,419,674           367,269

                                         Preferred Shares
                                                          Votes
                                     Votes for          withheld
------------------------------------------------------------------
Jameson Adkins Baxter                    3,845                 6
Charles B. Curtis                        3,845                 6
John A. Hill                             3,845                 6
Ronald J. Jackson                        3,845                 6
Paul L. Joskow                           3,845                 6
Elizabeth T. Kennan                      3,845                 6
Lawrence J. Lasser*                      3,845                 6
John H. Mullin III                       3,845                 6
Robert E. Patterson                      3,845                 6
George Putnam, III                       3,845                 6
A.J.C. Smith                             3,845                 6
W. Thomas Stephens                       3,845                 6
W. Nicholas Thorndike                    3,845                 6

  All tabulations are rounded to nearest whole number.

* Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) anytime for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Do you want to save paper and receive this document faster?
Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

203411  582  12/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 23, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: December 23, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: December 23, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 23, 2003